SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: July 25, 1996
(Date of earliest event reported)

Commission File No. 333-02209


                     Norwest Asset Securities Coproration


           Delaware                                  52-1972128
    (State of Incorporation)                (I.R.S. Employer Identification No.)


5325 Spectrum Drive, Frederick, Maryland                   21703
(Address of principal executive offices)                (Zip Code)

                                (301) 846-8199
               Registrant's Telephone Number, including area code


             (Former name, former address and former fiscal year, if
                           changed since last report)



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ITEM 5.  Other Events

                  On July 25, 1996, Norwest Asset Securities Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 1996-1, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19,
Class A-R and Class A-LR (the "Offered Certificates"), having an aggregate original principal balance of $408,880,000.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of July 25, 1996, among the Registrant, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer" or "Norwest Bank"), First Bank National Association, as trust administrator, and Firstar Trust Company, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 1996-1, Class A-7, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, having an aggregate initial principal balance of $196,683,536.31 (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

                  As of the date of initial issuance, the Offered Certificates evidenced an approximate 67.5206% undivided interest in a trust fund (the "Trust Estate"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans, which may include loans secured by shares issued by cooperative housing corporations. The remaining undivided interests in the Trust Estate are evidenced by the Private Certificates, distributions on which (other than with respect to the Class A-7 Certificates) are subordinated to distributions on the Offered Certificates.

                  Interest on the Offered Certificates (other than the Class A-17 Certificates) will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

                  An election will be made to treat the Trust Estate as two separate REMICs for federal income tax purposes (the "Upper-Tier REMIC" and the "Lower-Tier REMIC," respectively). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, the Class A-7 Accrual Component, the Class A-7 IO A Component, the Class A-7 IO B Component, the Class A-7 PO Component, the Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18 and Class A-19 Certificates and the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be treated as "regular interests" in the Upper-Tier REMIC and the Class A-R and Class A-LR Certificates will be treated as the "residual interest" in the Upper-Tier REMIC and Lower-Tier REMIC, respectively.


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ITEM 7.  Financial Statements and Exhibits

                   (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                          Description

         (EX-4) Pooling and Servicing Agreement, dated as of July 25, 1996, among Norwest Asset Securities Corporation, Norwest Bank Minnesota, National Association, First Bank National Association, as trust administrator and Firstar Trust Company, as trustee.

         (EX-23) Consent of Coopers & Lybrand L.L.P., independent Certified Public Accountants of Financial Security Assurance Inc.



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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NORWEST ASSET SECURITIES CORPORATION

July 25, 1996
                                         /s/ B. David Bialzak
                                         B. David Bialzak
                                         Vice President
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                                INDEX TO EXHIBITS

                                                                   Paper (P) or
Exhibit No.                         Description                   Electronic (E)


         (EX-4)     Pooling  and  Servicing  Agreement,  dated as
                    of  July  25,   1996  among   Norwest   Asset       E
                    Securities    Corporation,    Norwest    Bank
                    Minnesota,  National Association,  First Bank
                    National Association,  as trust administrator
                    and  Firstar  Trust   Company,   as  trustee.

         (EX-23)    Consent   of   Coopers  &   Lybrand   L.L.P.,
                    independent  Certified Public  Accountants of       E
                    Financial Security Assurance Inc.